Consolidated Balance Sheets Details	12 Months Ended
Feb. 28, 2015
Balance Sheet Related Disclosures [Abstract]
Consolidated Balance Sheets Details
CONSOLIDATED BALANCE SHEETS DETAILS
Accounts receivable, net
The allowance for doubtful accounts as at February 28, 2015 is $10 million (March 1, 2014 - $17 million).
There were no customers that comprised more than 10% of accounts receivable as at February 28, 2015 (March 1, 2014 – no customers that comprised more than 10%).
Inventories
Inventories were comprised of the following:

	As at
	February 28, 2015	March 1, 2014
Raw materials	$11	$51
Work in process	62	156
Finished goods	49	37
	$122	$244

See “Inventories” in Note 1 for a description of the Company's accounting policies regarding inventory.
During fiscal 2015, the Company recorded primarily non-cash, pre-tax charges of approximately $95 million relating to the write-down of certain inventories and a recovery in supply commitments of $33 million.
During fiscal 2014, the Company shipped devices to its carrier and distributor partners to support new and continuing product launches and meet expected levels of end customer demand. However, the sell-through levels for BlackBerry 10 smartphones decreased significantly during fiscal 2014 due to the maturing smartphone market, very intense competition and, the Company believes, the uncertainty created by the Company's recently completed strategic review process. These factors caused the number of BlackBerry 10 devices in the channel to increase above the Company's expectations, which in turn caused the Company to reassess and revise its future demand assumptions for finished products, semi-finished goods and raw materials. The Company also made the decision to cancel plans to launch two devices to mitigate the identified inventory risk. Based on these revised demand assumptions, the Company recorded primarily non-cash, pre-tax charges of $1.6 billion against inventory and $782 million in supply commitment charges related to BlackBerry 10 devices.
During fiscal 2013, the company recorded primarily non-cash, pre-tax charges of approximately $241 million in inventory write-down and $192 million in supply commitment charges.
Other current assets
As at February 28, 2015, other current assets included $199 million in deferred cost of sales (March 1, 2014 - $356 million), as well as derivative instruments, among other items, none of which were greater than 5% of the current assets balance.
Property, plant and equipment, net
Property, plant and equipment were comprised of the following:

	As at
	February 28, 2015	March 1, 2014
Cost
Land	$26	$108
Buildings, leasehold improvements and other	423	905
BlackBerry operations and other information technology	1,236	1,297
Manufacturing equipment, research and development equipment and tooling	211	566
Furniture and fixtures	20	27
	1,916	2,903
Accumulated amortization	1,360	1,767
Net book value	$556	$1,136

As at February 28, 2015, the carrying amount of assets under construction was $2 million (March 1, 2014 - $45 million). Of this amount, $1 million was included in buildings, leasehold improvements and other (March 1, 2014 - $34 million); nil was included in BlackBerry operations and other information technology (March 1, 2014 - $2 million) and $1 million was included in manufacturing equipment, research and development equipment, and tooling (March 1, 2014 - $9 million).
For the year ended February 28, 2015, amortization expense related to property, plant and equipment was $184 million (March 1, 2014 - $532 million; March 2, 2013 - $721 million).
Intangible assets, net
Intangible assets were comprised of the following:

	As at February 28, 2015
	Cost	Accumulated Amortization	Net Book Value
Acquired technology	$473	$329	$144
Intellectual property	2,545	1,314	1,231
	$3,018	$1,643	$1,375

	As at March 1, 2014
	Cost	Accumulated Amortization	Net Book Value
Acquired technology	$410	$292	$118
Intellectual property	2,176	855	1,321
	$2,586	$1,147	$1,439

During fiscal 2015, the additions to intangible assets primarily consisted of payments relating to amended or renewed licensing agreements, acquired technology and in-process research and development from business acquisitions, as well as agreements with third parties for the use of intellectual property, software, messaging services and other BlackBerry related features.
For the year ended February 28, 2015, amortization expense related to intangible assets was $510 million (March 1, 2014 - $738 million; March 2, 2013 - $1.2 billion). Total additions to intangible assets in fiscal 2015 were $481 million (2014 - $1.1 billion).
Based on the carrying value of the identified intangible assets as at February 28, 2015 the annual amortization expense for each of the succeeding years is expected to be as follows: 2016 - $303 million; 2017 - $192 million; 2018 - $154 million; 2019 - $141 million; and 2020 - $135 million.
The weighted-average remaining useful life of the acquired technology is 2.9 years (2014 - 3.7 years).
Impairment of long-lived assets
See “Impairment of long-lived assets” in Note 1 for a description of how LLA impairment is tested.
During fiscal 2014, the Company experienced a significant decline in its share price following its pre-release of its second quarter fiscal 2014 results on September 20, 2013, as well as its announcement on November 4, 2013 that Fairfax Financial Holdings Limited (“Fairfax”) and other institutional investors were investing in the Company through the $1.0 billion private placement of the Debentures in lieu of finalizing the purchase of the Company as contemplated in the previously-announced letter of intent. The Company further identified the continuing decline in revenues, the generation of operating losses and the decrease in cash flows from operations as indicators of potential LLA impairment. Further, the Company believed that its strategic review process may have increased market uncertainty as to the future viability of the Company and may have negatively impacted demand for the Company's products. Accordingly, a cash flow recoverability test was performed as of November 4, 2013 (the “Measurement Date”). The estimated undiscounted net cash flows were determined utilizing the Company's internal forecast and incorporated a terminal value of the Company utilizing its market capitalization, calculated as the number of the Company's common shares outstanding as at the interim testing date multiplied by the average market price of the shares over a 10 day period following the Measurement Date. The Company used this duration in order to incorporate the inherent market fluctuations that may affect any individual closing price of the Company's shares. As a result, the Company concluded that the carrying value of its net assets exceeded the undiscounted net cash flows as at the Measurement Date. Consequently, step two of the LLA impairment test was performed whereby the fair values of the Company's assets were compared to their carrying values. As a result, the Company recorded a non-cash, pre-tax charge against its LLA of $2.7 billion in fiscal 2014, of which $852 million of the charge was applicable to property, plant and equipment and $1.9 billion was applicable to intangible assets. There were no long-lived asset impairment charges taken in fiscal 2015.

Goodwill
Changes to the carrying amount of goodwill during the fiscal years ended February 28, 2015 and March 1, 2014 were as follows:

Carrying Amount
Balance as at March 3, 2012	$304
Goodwill acquired through business combinations during the year	31
Goodwill impairment charge	(335)
Balance as at March 2, 2013 and March 1, 2014	—
Goodwill acquired through business combinations during the year (1)	76
Balance as at February 28, 2015	$76

(1) See Note 7 for details on the goodwill acquired through business acquisitions in fiscal 2015.
Impairment of goodwill
Due to business conditions and a continued significant decline in the Company’s market capitalization, the Company concluded that goodwill impairment indicators existed and an interim goodwill impairment assessment was required in fiscal 2013. Based on the results its goodwill impairment test, which compared the implied fair value of goodwill to its carrying value, the Company concluded that the carrying value of goodwill was impaired. Consequently, the Company recorded a goodwill impairment charge of $335 million in fiscal 2013 to write-off the entire carrying value of its goodwill, and reported this amount as a separate line item in the consolidated statements of operations.
Accrued liabilities
Accrued liabilities were comprised of the following:

	As at
	February 28, 2015	March 1, 2014
Vendor inventory liabilities	58	244
Warranty	123	204
Royalties	56	106
Carrier liabilities	35	153
Other	386	507
	$658	$1,214

Other accrued liabilities, as noted in the above table, include, among other items, salaries and payroll withholding taxes, none of which were greater than 5% of the current liabilities balance.
Product Warranty
The change in the Company’s warranty expense and actual warranty experience from March 3, 2012 to February 28, 2015, as well as the accrued warranty obligations, are set forth in the following table:

Accrued warranty obligations as at March 3, 2012	$408
Actual warranty experience during fiscal 2013	(474)
Fiscal 2013 warranty provision	392
Adjustments for changes in estimate	(8)
Accrued warranty obligations as at March 2, 2013	318
Actual warranty experience during fiscal 2014	(357)
Fiscal 2014 warranty provision	270
Adjustments for changes in estimate	(27)
Accrued warranty obligations as at March 1, 2014	204
Actual warranty experience during fiscal 2015	(140)
Fiscal 2015 warranty provision	82
Adjustments for changes in estimate	(23)
Accrued warranty obligations as at February 28, 2015	$123